SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant ( X )
Filed by a Party other than the Registrant ( )


Check the appropriate line:

____      Preliminary Proxy Statement
____ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
_X__      Definitive Proxy Statement
____      Definitive Additional Materials
____      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
          240.14a-12


                     CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
                (Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate line):

_X__      No fee required.

____ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)        Title of each class of securities to which transaction applies:

2)        Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)        Proposed maximum aggregate value of transaction:

5)        Total fee paid:

____      Fee paid previously with preliminary materials.

____ Check line if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)        Amount previously paid:

2)        Form, Schedule or Registration Statement No.:

3)        Filing Party:

4)        Date Filed:

[GRAPHIC OMITTED][GRAPHIC OMITTED]


NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS AND PROXY STATEMENT OF
CENTRAL ILLINOIS PUBLIC SERVICE COMPANY



      Time:     9:00 A.M.
                Tuesday
                April 22, 2003


      Place:    Powell Symphony Hall
                718 North Grand Boulevard
                St. Louis, Missouri




IMPORTANT

     Admission to the meeting will be by ticket only. If you plan to attend, please advise the Company in your proxy vote (by telephone or by checking the appropriate box on the proxy card). Persons without tickets will be admitted to the meeting upon verification of their stockholdings in the Company.





     Please vote by proxy (via telephone or the enclosed proxy card) even if you own only a few shares. If you attend the meeting and want to change your proxy vote, you can do so by voting in person at the meeting.

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

        CENTRAL ILLINOIS PUBLIC SERVICE COMPANY


     We will hold the Annual Meeting of Stockholders of Central Illinois Public Service Company at Powell Symphony Hall, 718 North Grand Boulevard, St. Louis, Missouri, on Tuesday, April 22, 2003, at 9:00 A.M., for the purposes of

     (1)electing Directors of the Company for terms ending in April 2004; and

     (2)acting on other proper business presented to the meeting.

      The Board of Directors of the Company presently knows of no other business to come before the meeting.

     If you owned shares of the Company's capital stock at the close of business on March 11, 2003, you are entitled to vote at the meeting and at any adjournment thereof. All shareowners are requested to be present at the meeting in person or by proxy so that a quorum may be assured.

     You may vote via telephone or, if you prefer, you may sign and return the enclosed proxy card in the enclosed envelope. Your prompt vote by proxy will reduce expenses. Instructions for voting by telephone are included with this mailing. If you attend the meeting, you may revoke your proxy by voting in person.

By order of the President and the Board of Directors.



                                    STEVEN R. SULLIVAN
                                    Secretary



St. Louis, Missouri
March 27, 2003

PROXY STATEMENT OF CENTRAL ILLINOIS
PUBLIC SERVICE COMPANY
(First sent or given to stockholders March 27, 2003)

Principal Executive Offices:
607 East Adams Street, Springfield, IL 62739

     This solicitation of proxies is made by the Board of Directors of Central Illinois Public Service Company, d/b/a AmerenCIPS ("CIPS" or the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, April 22, 2003, and at any adjournment thereof.

     As a result of a merger effective December 31, 1997 (the "Merger"), the Company, Union Electric Company, d/b/a AmerenUE ("Union Electric"), Ameren Services Company ("Ameren Services"), AmerenEnergy Resources Company ("AER"), and AmerenEnergy, Inc. ("AE") are the principal first tier subsidiaries of Ameren Corporation ("Ameren"), a holding company. AER is the parent company of AmerenEnergy Generating Company ("AEG"). On January 31, 2003, Ameren concluded its acquisition from The AES Corporation of all of the common stock of CILCORP Inc. ("CILCORP") which owns, among other interests, Central Illinois Light Company, now d/b/a AmerenCILCO ("CILCO").

     As information, the CIPS annual meeting will be held in conjunction with the Ameren and Union Electric annual meetings.


                                     VOTING

Who Can Vote

     Only stockholders of record at the close of business on the Record Date, March 11, 2003, are entitled to vote at the meeting. The voting securities of the Company on such date consisted of 25,452,373 shares of Common Stock, all of which were owned by Ameren, and 800,000 shares of Cumulative Preferred Stock of various series. In order to conduct the meeting, holders of more than one-half of the outstanding shares must be present in person or represented by proxy so that there is a quorum. It is important that you vote promptly so that your shares are counted toward the quorum. Each stockholder is entitled to one vote for each share of stock of the Company (whether common or preferred) held, on each matter submitted to a vote at the meeting, except that in the election of directors, each stockholder is entitled to vote cumulatively and therefore may give one nominee votes equal to the number of directors to be elected, multiplied by the number of shares held by such stockholder, or such votes may be distributed among any two or more nominees. The proxies seek discretionary authority to cast cumulative votes in the election of Directors.

     In determining whether a quorum is present at the meeting, shares registered in the name of a broker or other nominee, which are voted on any matter, will be included. In tabulating the number of votes cast, withheld votes, abstentions, and non-votes by banks and brokers are not included.

     Holders of depositary shares ("Depositary Shares") representing one-quarter of one share of 6.625% Cumulative Preferred Stock of the Company will receive a form of proxy so that they may instruct Ameren Services, as depository agent, as to the manner of voting such Depositary Shares. The depository agent will vote whole shares of 6.625% Cumulative Preferred Stock based on those instructions from holders of Depositary Shares.

     The Board of Directors has adopted a confidential voting policy for proxies.

How You Can Vote

     By Proxy. Before the meeting, you can give a proxy to vote your shares of the Company's capital stock in one of the following ways:

     - by calling the toll-free telephone number; or

     - by completing and signing the enclosed proxy card and mailing it in time to be received before the meeting.

     The telephone voting procedure is designed to confirm your identity and to allow you to give your voting instructions. If you wish to vote by telephone, please follow the enclosed instructions.

     If you mail us your properly completed and signed proxy card, or vote by telephone, your shares of the Company's capital stock will be voted according to the choices that you specify. If you sign and mail your proxy card without marking any choices, your proxy will be voted as recommended by the Board - FOR the Board's nominees for Director Item (1). On any other matters, the named proxies will use their discretion.

     In Person. You may come to the meeting and cast your vote there. Only stockholders of record at the close of business on the Record Date, March 11, 2003, are entitled to vote at the meeting.

How You Can Revoke Your Proxy

     You may revoke your proxy at any time after you give it and before it is voted by delivering either a written revocation or a signed proxy bearing a later date to the Secretary of the Company or by voting in person at the meeting.


                             ITEMS TO BE CONSIDERED

Item (1):  Election of Directors

     Eleven directors are to be elected at the Annual Meeting to serve until the next annual meeting of stockholders and until their successors are elected and qualified which will increase the size of the Board from its current five members. In January 2003, the Board of Directors amended the Company's By-laws to permit this increase in the number of directors. The nominees designated by Ameren's Nominating and Corporate Governance Committee are listed below with information about their principal occupations and backgrounds. All of the nominees, except Mr. Douglas R. Oberhelman, are currently either directors or executive officers of the Company or its affiliates. Mr. Oberhelman is also a nominee for election to the Boards of Ameren and Union Electric.

PAUL A. AGATHEN

Senior Vice President of the Company, Union Electric, AEG, Ameren Services, CILCORP and CILCO. Mr. Agathen was employed by Union Electric in 1975 as an attorney. He was named General Attorney of Union Electric in 1982 and Vice President, Environmental and Safety in 1994. He was elected to his present position at Ameren Services upon the Merger, at the Company, Union Electric and AEG in 2001 and at CILCORP and CILCO in 2003. Director of the Company since 1997. Other directorships: Union Electric (since 1998); AEG (since 2000); CILCORP (since 2003); CILCO (since 2003). Age: 55.

WARNER L. BAXTER

Senior Vice President of the Company, Ameren, Union Electric, AEG, Ameren Services, CILCORP and CILCO. From 1983 to 1995, Mr. Baxter was employed by Price Waterhouse (now PricewaterhouseCoopers LLP). Mr. Baxter joined Union Electric in 1995 as Assistant Controller. He was promoted to Controller of Union Electric in 1996 and was elected Vice President and Controller of Union Electric, Ameren and Ameren Services in 1998. He was elected Vice President and Controller of the Company in 1999 and of AEG in 2000. Mr. Baxter was elected to his present position at the Company, Ameren, Union Electric, Ameren Services and AEG in 2001 and at CILCORP and CILCO in 2003. Director of the Company since 1999. Other directorships: Union Electric (since 1999); AEG (since 2001); CILCORP (since
2003); CILCO (since 2003). Age: 41.

RICHARD A. LIDDY

Retired Chairman of GenAmerica Financial Corporation, which provides life, health, pension, annuity and related insurance products and services. Mr. Liddy joined GenAmerica as President and Chief Operating Officer in 1988 and became Chairman of GenAmerica Financial Corporation in 1995. Mr. Liddy is a member of the Auditing and Human Resources Committees of Ameren's Board. Other directorships: Ameren (since 1997); CILCORP (since 2003); CILCO (since 2003); Brown Shoe Company, Inc.; Ralcorp Holdings Inc.; Energizer Holdings, Inc. Age:
67.

RICHARD A. LUMPKIN

Chairman of Consolidated Communications, Inc., a telecommunications holding company. Mr. Lumpkin assumed his present position as Chairman of Consolidated Communications, Inc. on January 1, 2003 upon the acquisition of the former Illinois Consolidated Telephone Company from McLeodUSA Incorporated. Prior to the acquisition, Mr. Lumpkin had served as President of Illinois Consolidated Telephone Company since 1977 and also Chairman and Chief Executive Officer since 1990. As a result of a September 1997 merger, he also had served as Vice Chairman of McLeodUSA Incorporated until April 2002. In order to complete a recapitalization, McLeodUSA Incorporated filed, in January 2002, a prenegotiated plan of reorganization through a Chapter 11 bankruptcy petition filed in the United States Bankruptcy Court for the District of Delaware. In April 2002, McLeodUSA Incorporated's plan of reorganization became effective and it emerged from Chapter 11 protection. Mr. Lumpkin is a member of the Auditing Committee of Ameren's Board. Other directorships: Ameren (since 1997); First Mid-Illinois Bancshares, Inc.; First Mid-Illinois Bank & Trust; CILCORP (since January 2003); CILCO (since January 2003). Age: 68.

PAUL L. MILLER, JR.

President and Chief Executive Officer of P. L. Miller & Associates, a management consultant firm which specializes in strategic and financial planning for privately held companies and distressed businesses and in international business development. He is also a principal in a financial advisory firm for small to middle market companies. Mr. Miller has served as president of an international subsidiary of an investment banking firm, and for over 20 years was president of consumer product manufacturing and distribution firms. He is a member of the Auditing Committee of Ameren's Board. Other directorships: Ameren (since 1997); CILCORP (since 2003); CILCO (since 2003).
Age: 60.

CHARLES W. MUELLER

Chairman and Chief Executive Officer of Ameren, Union Electric and Ameren Services and Chairman of CILCORP and CILCO. Mr. Mueller began his career with Union Electric in 1961 as an engineer. He was named Treasurer in 1978, Vice President-Finance in 1983, Senior Vice President-Administrative Services in 1988, President in 1993 and Chief Executive Officer in 1994. Mr. Mueller was elected Chairman, President and Chief Executive Officer of Ameren upon the Merger. He relinquished his position as President of Ameren, Union Electric and Ameren Services in 2001. He was elected Chairman of CILCORP and CILCO in 2003. Director of the Company since 1997. Mr. Mueller is Chairman of the Federal Reserve Bank of St. Louis. Other directorships: Ameren (since 1997); Union Electric (since 1993); CILCORP (since 2003); CILCO (since 2003); Angelica Corporation. Age: 64.

DOUGLAS R. OBERHELMAN

Group President of Caterpillar, Inc., the world's largest maker of construction and mining equipment, diesel and natural gas engines and industrial gas turbines. Mr. Oberhelman joined Caterpillar in 1975. He held financial and marketing positions in North and South America before his appointment as Managing Director of Shin Caterpillar Mitsubishi Ltd. (Toyko) in 1991. He was elected a Vice President in 1995 when he served as the company's Chief Financial Officer. In 1998, he accepted leadership of Caterpillar's Engine Products Division. Mr. Oberhelman was elected a Group President in 2001 with responsibility for Caterpillar's Asia-Pacific Division, global purchasing, and financial and legal services. Age: 50.

GARY L. RAINWATER

President and Chief Executive Officer of the Company, President and Chief Operating Officer of Ameren, Union Electric and Ameren Services and President of CILCORP and CILCO. Mr. Rainwater was elected Executive Vice President of the Company in January 1997 and was named to his present position in December 1997. Before joining the Company he worked for Union Electric for 17 years, beginning his career in 1979 as an engineer. He was named General Manager-Corporate Planning in 1988 and Vice President in 1993. Mr. Rainwater was elected President of AER in 1999 and of AEG in 2000. He was elected President and Chief Operating Officer of Ameren, Union Electric and Ameren Services in 2001 at which time he relinquished his position as President of AER and AEG. He was elected President of CILCORP and CILCO in 2003. Director of the Company since 1997. Other directorships:
Union Electric (since 1998); CILCORP (since 2003); CILCO (since 2003). Age: 56.

HARVEY SALIGMAN

Partner of Cynwyd Investments, a family real estate partnership. Mr. Saligman also served in various executive capacities in the consumer products industry for more than 35 years. He is a member of the Auditing Committee of Ameren's Board. Other directorships: Ameren (since 1997); CILCORP (since 2003); CILCO (since 2003). Age: 64.

THOMAS R. VOSS

Senior Vice President of the Company, Union Electric, AEG, Ameren Services, CILCORP and CILCO. Mr. Voss began his career with Union Electric in 1969 as an engineer. After four years of military service, he returned to Union Electric and from 1975 to 1988, held various positions including district manager and distribution operating manager. Mr. Voss was elected Vice President of the Company in 1998. Mr. Voss was elected to his present position at the Company, Union Electric and Ameren Services in 1999, at AEG in 2001 and at CILCORP and CILCO in 2003. Director of the Company since 2001. Other directorships: Union Electric (since 2001); CILCORP (since 2003); CILCO (since 2003). Age: 55.

DAVID A. WHITELEY

Senior Vice President of the Company, Union Electric, AEG, Ameren Services, CILCORP and CILCO. Mr. Whiteley began his career with Union Electric in 1978 as an engineer and in 1993 was named manager of transmission planning and later manager of electrical engineering and transmission planning. In 2000, Mr.
Whiteley was elected Vice President of Ameren Services responsible for engineering and construction and later energy delivery technical services. He was elected to his present position at the Company, Union Electric, AEG and Ameren Services in 2001 and at CILCORP and CILCO in 2003. Other directorships:
CILCORP (since 2003). Age: 46.

     The eleven nominees for Director who receive the most votes will be elected.

     The Board of Directors knows of no reason why any nominee will not be able to serve as a Director. If, at the time of the Annual Meeting, any nominee is unable or declines to serve, the proxies may be voted for a substitute nominee approved by the Board.

Certain Relationships and Related Transactions

     Director nominees Agathen, Baxter, Mueller, Rainwater, Voss and Whiteley are each executive officers of the Company or its affiliates and have been determined by the Board of Directors to have a material relationship with the Company. Director nominees Liddy, Lumpkin, Miller, Oberhelman and Saligman are not executive officers or employees of the Company or its affiliates. The Board of Directors has determined that none of the non-employee Board nominees have a material relationship with the Company.

Board Meetings, Age Policy, Board Committees and Directors' Compensation

     Board Meetings - During 2002, the Board of Directors met or acted by unanimous written consent without a meeting eight times. All directors attended or participated in more than 75% of the total number of the meetings of the Board for which they were eligible.

     Age Policy - Directors who attain age 72 prior to the date of an annual meeting cannot be designated as a nominee for election at such annual meeting. In addition, the eligibility of former employees, except for an employee who has been elected Chief Executive Officer of Ameren, Union Electric or CIPS is limited to the date upon which they retire, resign or otherwise sever active employment with the respective company.

     Board Committees - The Board of Directors has an Executive Committee which has such duties as may be delegated to it from time to time by the Board. The members of the Executive Committee are Messrs. Baxter, Mueller and Rainwater. The Executive Committee did not meet in 2002.

     The Board does not currently have any standing committees other than the Executive Committee. CIPS is a "controlled company" of its parent, Ameren, as defined by the New York Stock Exchange listing standards. As such the Board committees of Ameren (including its Human Resources Committee, Auditing Committee and its Nominating and Corporate Governance Committee) perform committee functions for the Company's Board. Each of the members of Ameren's Human

Resources Committee, Auditing Committee and Nominating and Corporate Governance Committee is "independent" as defined by the New York Stock Exchange listing standards. In 2003, Ameren's Board of Directors adopted changes to the written charter for the Auditing Committee, in part to take into account the adoption of the Sarbanes-Oxley Act of 2002. A copy of the revised written charter is attached hereto as Appendix A. Upon their election, at least three of the non-employee director nominees will be appointed as the Company's Auditing Committee. Director nominees Richard A. Liddy, Richard A. Lumpkin, Paul L. Miller, Jr., and Harvey Saligman are all current directors, nominees for directors and Auditing Committee members of Ameren.

     The general functions of the Auditing Committee include: (1) reviewing with management and the independent accountants the adequacy of the Company's system of internal accounting controls; (2) reviewing the scope and results of the annual examination and other services performed by the independent accountants;
(3) reviewing with management and the independent accountants the Company's annual audited financial statements and recommending to the Board the inclusion of such financial statements in the Company's Annual Report on Securities and Exchange Commission (the "SEC") Form 10-K; (4) reviewing with management and the independent accountants the Company's quarterly financial statements; (5) reviewing with management and the independent accountants Ameren's earnings press releases; (6) appointing, compensating and overseeing of independent accountants and pre-approving audit and other services they perform; and (7) reviewing the scope of audits and annual budget of the internal auditors. Ameren's Auditing Committee held seven meetings in 2002.

     Ameren's Human Resources Committee considers the qualifications of executive personnel and recommends changes therein, reviews the compensation of the Chief Executive Officers and other officers of Ameren and its subsidiaries and considers and acts on important policy matters affecting personnel. The Human Resources Committee held three meetings in 2002.

     Ameren's Nominating and Corporate Governance Committee (renamed in December
2002) reviews and makes recommendations to the Ameren Board about the governance processes of Ameren and its subsidiaries, and considers and recommends for Board approval candidates for the Board of Directors of Ameren and its subsidiaries, as recommended by management, other members of the Board, stockholders and other interested parties. For a description of the procedure to be followed by stockholders in submitting recommendations for director nominees, please refer to "Stockholder Proposals" on page 21 of this proxy statement. Ameren's Nominating and Corporate Governance Committee held two meetings in 2002.

     Directors' Compensation - Directors who are employees or directors of Ameren or any of its subsidiaries receive no additional compensation for their services as Company directors. Each non-employee director nominee of CIPS (Messrs. Liddy, Lumpkin, Miller, Oberhelman and Saligman) is currently also a non-employee director or director nominee of Ameren.

     Non-employee directors receive an annual retainer and meeting fees for their services as directors of Ameren. Under Ameren's directors' optional deferred compensation plan, non-employee directors of Ameren and its subsidiaries may choose to defer all or part of their annual retainer and meeting fees. Deferred amounts, plus an interest factor, are used to provide payout distributions following completion of board service and certain death benefits. Costs of the deferred compensation plan are expected to be recovered through the purchase of life insurance on the participants, with Ameren being the owner and beneficiary of the insurance policies.

Item (2):  Other Matters

     The Board of Directors does not know of any matters, other than the election of Directors, which may be presented to the meeting.

                               SECURITY OWNERSHIP
Securities of the Company

     All of the outstanding shares of the Company's Common Stock are owned by Ameren. Of the 800,000 shares of the Company's outstanding Cumulative Preferred Stock, no shares were owned by Directors, nominees for Director and executive officers of the Company as of February 1, 2003. To the knowledge of the Company, there are no beneficial owners of five percent or more of the outstanding shares of Cumulative Preferred Stock as of February 1, 2003.

Securities of Ameren

     The following table sets forth certain information known to the Company with respect to beneficial ownership of Ameren Common Stock as of February 1, 2003 for (i) each Director and nominee for Director of the Company, (ii) the Company's President and Chief Executive Officer and the four other most highly compensated executive officers of the Company whose salary and bonus for the Company's 2002 fiscal year were in excess of $100,000 named in the Summary Compensation Table below (the "Named Executive Officers"), and (iii) all executive officers, Directors and nominees for Director as a group.


                                       Number of Shares of
                                            Common Stock           Percent
        Name                           Beneficially Owned<F1>       Owned<F2>
        ----                           --------------------        --------
Paul A. Agathen                               87,898                  *
Warner L. Baxter                              35,945                  *
Daniel F. Cole                                39,620                  *
Richard A. Liddy                               9,279                  *
Richard A. Lumpkin                             5,291                  *
Paul L. Miller, Jr.                            4,628                  *
Charles W. Mueller                           258,126                  *
Douglas R. Oberhelman                            -                    *
Gary L. Rainwater                             79,697                  *
Garry L. Randolph                             42,575                  *
Harvey Saligman                                5,566                  *
Thomas R. Voss                                40,199                  *
David A. Whiteley                             21,529                  *

All Directors, nominees for
Director and executive officers
as a group (20 persons)                      788,718                  *

* Less than one percent

     <F1> This column lists voting securities,  including  restricted stock held by executive officers over which the officers have voting power but no investment power. Also includes shares issuable within 60 days upon the exercise of stock options as follows: Mr. Agathen, 73,275; Mr. Baxter, 29,050; Mr. Cole, 28,737; Mr. Mueller, 214,375; Mr. Rainwater, 56,575; Mr. Randolph, 30,350; Mr. Voss, 29,437; and Mr. Whiteley, 15,013. Reported shares include those for which a Director, nominee for Director or executive officer has voting or investment power because of joint or fiduciary ownership of the shares or a relationship with the record owner, most commonly a spouse, even if such Director, nominee for Director or executive officer does not claim beneficial ownership.
     <F2> For each  individual  and  group  included  in the  table,  percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group as described above by the sum of the 159,716,534 shares of Common Stock outstanding on February 1, 2003 and the number of shares of Common Stock that such person or group had the right to acquire on or within 60 days of February 1, 2003, including, but not limited to, upon the exercise of options.

     The address of all persons listed above is c/o Central Illinois Public Service Company, 607 East Adams Street, Springfield, Illinois 62739.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers to send reports of their ownership of Ameren's Common Stock and the Company's Cumulative Preferred Stock and of changes in such ownership to the SEC and the New York Stock Exchange. SEC regulations also require the Company to identify in this proxy statement any person subject to this requirement who failed to file any such report on a timely basis. To the best of the Company's knowledge, all required reports were filed on time and all transactions by the Company's directors and executive officers were reported on time during 2002.

                             EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate other filings with the Securities and Exchange Commission (the "SEC"), including this proxy statement, in whole or in part, the following Ameren Corporation Human Resources Committee Report on Executive Compensation shall not be deemed to be incorporated by reference into any such filings.

Ameren Corporation Human Resources Committee Report on Executive Compensation

     Ameren Corporation and its subsidiaries' (collectively referred to as "Ameren") goal for executive compensation is to approximate the median of the range of compensation paid by similar companies. Accordingly, the Human Resources Committee of the Board of Directors of Ameren Corporation, which is comprised entirely of non-employee directors, makes annual reviews of the compensation paid to the executive officers of Ameren. The Committee's compensation decisions with respect to the five highest paid officers of Ameren Corporation and its principal subsidiaries are subject to approval by such company's Board of Directors. Following the annual reviews, the Committee authorizes appropriate changes as determined by the three basic components of
the   executive   compensation   program,   which  are:

     o Base salary,

     o A performance-based short-term incentive plan, and

     o Long-term stock-based awards.

     First, in evaluating and setting base salaries for executive officers, including the Chief Executive Officers of Ameren Corporation and its subsidiaries, the Committee considers: individual responsibilities, including changes which may have occurred since the prior review; individual performance in fulfilling responsibilities, including the degree of competence and initiative exhibited; relative contribution to the results of operations; the impact of operating conditions; the effect of economic changes on salary structure; and comparisons with compensation paid by similar companies. Such considerations are subjective, and specific measures are not used in the review process.

     The  second   component  of  the  executive   compensation   program  is  a
performance-based Executive Incentive Compensation Plan established by the Ameren Corporation Board, which provides specific, direct relationships between corporate results and Plan compensation. For 2002, Ameren consolidated year-end earnings per share (EPS) target levels were set by the Human Resources
Committee. There were three EPS performance levels established for 2002. Threshold is the minimum EPS performance level that incentives will be funded; Target is the goal or desired level of EPS performance; and Maximum is the highest level of funding based on exceptional EPS performance. If EPS reaches at least the threshold target level, the Committee authorizes incentive payments with respect to the EPS performance level within prescribed ranges based on individual performance and degree of responsibility. If EPS fails to reach the threshold target level, no payments are made. Under the Plan, it is expected that payments to the Chief Executive Officers of Ameren Corporation and its subsidiaries will range from 0-90% of base salary. For 2002, actual payments ranged from 40% to 48% of base salary.

     The third component of the 2002 executive compensation program is the Long-Term Incentive Plan of 1998, which also ties compensation to performance. The Plan was approved by Ameren Corporation shareholders at its 1998 Annual Meeting and provides for the grant of options, restricted stock, performance awards, stock appreciation rights and other awards. The Human Resources Committee determines who participates in the Plan and the number and types of awards to be made. It also sets the terms, conditions, performance requirements and limitations applicable to each award under the Plan. Since 2001, awards have been exclusively in the form of restricted stock. Awards under the 1998 Plan have been at levels that approximate the median of the range of awards granted by similar companies.

      In determining the reported 2002 compensation of the Chief Executive Officers, as well as compensation for the other executive officers, the Human Resources Committee considered and applied the factors discussed above. Further, the reported compensation reflects a level of achievement exceeding the threshold but short of the next higher target level in 2002 EPS. Authorized compensation for the Company's execu- tive officers fell within the ranges of those paid by similar companies.

                                      Human Resources Committee:

                                      John Peters MacCarthy, Chairman
                                      Thomas A. Hays
                                      Richard A. Liddy
                                      Gordon R. Lohman

Compensation Tables

     The following tables set forth compensation information, for the periods indicated, for the Company's Named Executive Officers for services rendered in all capacities to the Company and its affiliates. No options were granted in fiscal year 2002 to any Named Executive Officer.

                           SUMMARY COMPENSATION TABLE

                                                           Long-Term
                            Annual Compensation        Compensation Awards
                            -------------------        -------------------
                                                       Restricted Securities
Name and                                                Stock     Underlying  All Other
Principal                                               Awards     Options    Compen-
Position<F1>           Year    Salary($)  Bonus($)<F2>  ($)<F3>     (#)<F4>   sation($)<F5>
-------------          ----    --------   -----------  --------   ----------  ------------

G. L. Rainwater        2002    500,000     200,000     375,020        -       22,237
President and          2001    446,667     139,430     251,997        -       24,762
Chief Executive        2000    400,000     115,200        -        32,600      9,450
Officer, CIPS;
President and
Chief Operating
Officer, Ameren,
Union Electric and
Ameren Services

G. L. Randolph         2002    309,000     93,936      185,385        -       17,496
Senior Vice            2001    291,000     74,900      174,594        -       20,062
President, CIPS,       2000    276,000     78,700         -        14,100     11,729
Union Electric
and AEG

P. A. Agathen          2002    296,000     89,984      177,608        -       44,840
Senior Vice            2001    285,000     69,600      171,019        -       37,167
President,             2000    272,000     71,800         -        32,600     27,408
CIPS, Union
Electric, Ameren
Services and AEG

W. L. Baxter           2002    293,333    128,000      168,003        -       3,408
Senior Vice            2001    248,000     61,600       92,784        -       5,095
President (Chief       2000    220,000     47,000         -        14,100     4,634
Financial Officer),
CIPS, Ameren,
Union Electric,
Ameren Services
and AEG

D. F. Cole             2002    280,000     89,600      168,003        -       12,473
Senior Vice            2001    246,667     70,220      138,012        -       12,691
President, CIPS,       2000    215,000     59,300         -        32,600      9,286
Union Electric
and Ameren
Services; President,
AER and AEG

                                       13


                 FOOTNOTES to SUMMARY COMPENSATION TABLE (Cont.)

<F1> Includes  compensation  received  as an  officer  of the  Company  and  its affiliates.
<F2> Amounts for each fiscal year represent bonus compensation earned for that year payable in the subsequent year.
<F3> Restricted Stock Awards relate to Ameren Common Stock. This column is based on the closing market price of Ameren Common Stock on the date the restricted stock was awarded (for 2002, $42.50 per share on February 8 , 2002 and for 2001, $41.57 per share on February 9, 2001). The aggregate number of restricted shares of Ameren Common Stock held at December 31, 2002 and the value of such holdings, based on the number of restricted shares for which restrictions have not lapsed times the closing market price at December 31, 2002 ($41.57 per share), was 16,213 shares and $673,974 for Mr. Rainwater; 9,374 shares and $389,677 for Mr. Randolph; 9,082 shares and $377,539 for Mr. Agathen; 6,717 shares and $279,226 for Mr. Baxter; and 7,946 shares and $330,315 for Mr. Cole. Upon the achievement of certain Company performance levels, restricted shares vest equally over a seven-year period from the date of grant (one-seventh on each anniversary date). The vesting period is reduced from seven years to three years if Ameren's ongoing earnings per share achieve a prescribed growth rate over the three-year period. Restricted stock that would otherwise vest remain restricted until prescribed minimum stock ownership levels are satisfied by the Named Executive Officer. Dividends declared on restricted shares are reinvested in additional shares of Ameren Common Stock, which vest concurrently with the restricted shares. The Named Executive Officers are entitled to voting privileges associated with the restricted shares to the extent the restricted shares have not been forfeited.
<F4> Options relate to Ameren Common Stock.
<F5> Amounts  include  matching   contributions  to  Ameren's  401(k)  plan  and
     above-market earnings on deferred compensation. For fiscal year 2002, amount includes (a) matching contributions to Ameren's 401(k) plan and (b) above-market earnings on deferred compensation, as follows:

                                       (a)            (b)
                  G. L. Rainwater    $8,312         $6,798
                  G. L. Randolph      8,519          5,391
                  P. A. Agathen       8,481         32,472
                  W. L. Baxter          -            2,311
                  D. F. Cole          8,299          2,125

     For fiscal year 2002, amount also includes the dollar value of insurance premiums paid by Ameren with respect to term life insurance for the benefit of the Named Executive Officer, as follows:

                  G. L. Rainwater             $7,127
                  G. L. Randolph               3,586
                  P. A. Agathen                3,887
                  W. L. Baxter                 1,097
                  D. F. Cole                   2,049


                       AGGREGATED OPTION EXERCISES IN 2002
                             AND YEAR-END VALUES<F1>

                                                                    Value of
                   Shares                  Unexercised            In-the-Money
                  Acquired    Value         Options                  Options
                    on       Realized    at Year End(#)           at Year End($)<F2>
                                         --------------           --------------
     Name        Exercise(#)   ($)   Exercisable Unexercisable Exercisable Unexercisable
     ----        ----------- ------- ----------- ------------- ----------- -------------

G. L. Rainwater        -        -      41,450      44,850     200,020     342,384

G. L. Randolph         -        -      24,150      18,350     102,991     143,860

P. A. Agathen          -        -      58,150      44,850     235,926     342,384

W. L. Baxter           -        -      22,850      18,350      95,887     143,860

D. F. Cole             -        -      17,912      30,638     121,714     286,837

<F1> No options were granted in 2002.
<F2> These columns represent the excess of the closing price of Ameren's Common
     Stock of $41.57 per share, as of December 31, 2002, above the exercise price of the options. The amounts under the Exercisable column report the "value" of options that are vested and therefore could be exercised. The Unexercisable column reports the "value" of options that are not vested and therefore could not be exercised as of December 31, 2002.


Ameren Retirement Plan

     Most salaried employees of Ameren and its subsidiaries earn benefits under the Ameren Retirement Plan immediately upon employment. Benefits generally become vested after five years of service. On an annual basis a bookkeeping account in a participant's name is credited with an amount equal to a percentage of the participant's pensionable earnings for the year. Pensionable earnings equals base pay, overtime and annual bonuses, which are equivalent to amounts shown as "Annual Compensation" in the Summary Compensation Table. The applicable percentage is based on the participant's age as of December 31 of that year. If the participant was an employee prior to July 1, 1998, an additional transition credit percentage is credited to the participant's account through 2007 (or an earlier date if the participant had less than 10 years of service on December 31, 1998).

Participant's Age    Regular Credit for      Transition Credit
on December 31     Pensionable Earnings*   Pensionable Earnings    Total Credits
--------------     ---------------------   --------------------    -------------
Less than 30                3%                      1%                   4%

30 to 34                    4%                      1%                   5%

35 to 39                    4%                      2%                   6%

40 to 44                    5%                      3%                   8%

45 to 49                    6%                      4.5%                10.5%

50 to 54                    7%                      4%                  11%

55 and over                 8%                      3%                  11%


* An additional regular credit of 3% is received for pensionable earnings above the Social Security wage base.

     These accounts also receive interest credits based on the average yield for one-year U.S. Treasury Bills for the previous October, plus 1%. In addition, certain annuity benefits earned by participants under prior plans as of December 31, 1997 were converted to additional credit balances under the Ameren Retirement Plan as of January 1, 1998. When a participant terminates employment, the amount credited to the participant's account is converted to an annuity or paid to the participant in a lump sum. The participant can also choose to defer distribution, in which case the account balance is credited with interest at the applicable rate until the future date of distribution. Benefits are not subject to any deduction for Social Security or other offset amounts.

     In certain cases pension benefits under the Retirement Plan are reduced to comply with maximum limitations imposed by the Internal Revenue Code. A
Supplemental Retirement Plan is maintained by Ameren to provide for a supplemental benefit equal to the difference between the benefit that would have been paid if such Code limitations were not in effect and the reduced benefit payable as a result of such Code limitations. The plan is unfunded and is not a qualified plan under the Internal Revenue Code.

     The following table shows the estimated annual retirement benefits, including supplemental benefits, which would be payable to each Named Executive Officer listed if he were to retire at age 65 at his 2002 base salary and annual bonus, and payments were made in the form of a single life annuity.

          Name             Year of 65th Birthday     Estimated Annual Benefit
          ----             ---------------------     ------------------------
      G. L. Rainwater            2011                         $180,000

      G. L. Randolph             2013                          158,000

      P. A. Agathen              2012                           86,000

      W. L. Baxter               2026                          135,000

      D. F. Cole                 2018                          148,000


                   ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS

Change of Control Severance Plan

     Under the Ameren Corporation Change of Control Severance Plan, designated officers of Ameren and its subsidiaries, including the Named Executive Officers, are entitled to receive severance benefits if their employment is terminated under certain circumstances within three years after a "change of control." A "change of control" occurs, in general, if (i) any individual, entity or group acquires 20% or more of the outstanding Common Stock of Ameren or of the combined voting power of the outstanding voting securities of Ameren; (ii) individuals who, as of the effective date of the Plan, constitute the Board of Directors of Ameren, or who have been approved by a majority of the Board, cease for any reason to constitute a majority of the Board; or (iii) Ameren enters into certain business combinations, unless certain requirements are met regarding continuing ownership of the outstanding Common Stock and voting securities of Ameren and the membership of its Board of Directors.

     Severance benefits are based upon a severance period of two or three years, depending on the officer's position. An officer entitled to severance will receive the following: (a) salary and unpaid vacation pay through the date of termination; (b) a pro rata bonus for the year of termination, and base salary and bonus for the severance period; (c) continued employee welfare benefits for the severance period; (d) a cash payment equal to the actuarial value of the additional benefits the officer would have received under Ameren's qualified and supplemental retirement plans if employed for the severance period; (e) up to $30,000 for the cost of outplacement services; and (f) reimbursement for any excise tax imposed on such benefits as excess payments under the Internal Revenue Code.

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate other filings with the SEC, including this proxy statement, in whole or in part, the following Auditing Committee Report shall not be deemed to be incorporated by reference into any such filings.


                            AUDITING COMMITTEE REPORT

     The Auditing Committee of Ameren Corporation's Board of Directors currently reviews the financial reporting process of its subsidiary, Central Illinois Public Service Company (CIPS), on behalf of CIPS' Board of Directors. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements to be included in the 2002 Annual Report on SEC Form 10-K with CIPS' management and the independent accountants. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

     The Auditing Committee has discussed with the independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Auditing
Committee has discussed with the independent accountants, the accountants' independence from CIPS and its management including the matters in the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, received from the independent accountants. To ensure the independence of the accountants, Ameren has instituted monitoring processes at both the internal management level and the Auditing Committee level. At the management level, a vice president and the corporate controller is required to review and pre-approve all engagements of the independent accountants for any category of services. In addition, the corporate controller is required to provide to the Auditing Committee at each of its meetings a written description of all services performed by the independent accountants and the corresponding fees. The monitoring process at the Auditing Committee level includes a requirement that the Committee pre-approve the use of the independent accountants to perform any category of services. At each Auditing Committee meeting, the Committee will receive separate reports from the independent accountants and the corporate controller concerning audit fees and fees paid to the independent accountants for all other services rendered, with a description of the services performed. The Auditing Committee has considered whether the independent accountants' provision of the services covered under the captions "Independent Accountants" - "Audit-Related Fees", "Tax Fees", "Financial Information Systems Design and Implementation Fees" and "All Other Fees" in the proxy statement is compatible with maintaining the accountants' independence and has concluded that the accountants' independence has not been impaired by their engagement to perform these services.

     In reliance on the reviews and discussions referred to above, the Auditing Committee recommended to the Board of Directors that the audited financial statements be included in CIPS' Annual Report on SEC Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                                      Auditing Committee:

                                      Harvey Saligman, Chairman
                                      Richard A. Liddy
                                      Richard A. Lumpkin
                                      Paul L. Miller, Jr.
                                      James W. Wogsland


                             INDEPENDENT ACCOUNTANTS

Fiscal Year 2002

     PricewaterhouseCoopers LLP served as the independent accountants for Ameren and its subsidiaries, including CIPS, in 2002 (excluding CILCORP and CILCO acquired in 2003). Representatives of the firm are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Audit Fees:

     The aggregate fees billed or expected to be billed by PricewaterhouseCoopers LLP for professional services rendered for (i) the audit of the consolidated annual financial statements of Ameren included in Ameren's Annual Report to Shareholders (and incorporated by reference in Ameren's Form 10-K) and the annual financial statements of its subsidiaries included in their Forms 10-K for fiscal year 2002; (ii) the reviews of the quarterly financial statements included in the Forms 10-Q of Ameren and its subsidiaries for such fiscal year; and (iii) for comfort letters and assistance with and review of documents filed with the SEC, were $740,400. All but $17,500 of the fees have been billed through January 31, 2003.

     Fees billed by PricewaterhouseCoopers LLP for audit services rendered to Ameren and its subsidiaries during the 2001 fiscal year totaled $547,000.

Audit-Related Fees:

     The aggregate fees billed or expected to be billed by PricewaterhouseCoopers LLP for audit-related services rendered to Ameren and its subsidiaries during the 2002 fiscal year totaled $345,200. All but $55,500 of the fees have been billed through January 31, 2003. Such services consisted of :
(i) employee benefit plan audits - $109,000; (ii) assistance in responding to SEC comment letters - $45,800; (iii) Ameren Energy EBIT audit - $32,250; (iv) Illinois required audits - $19,500; (v) project development accounting consultations - $8,900; (vi) sale-leaseback accounting treatment letter - $2,500; (vii) CILCORP acquisition assistance - $25,000; (viii) CILCORP due diligence assistance - $98,500; and (ix) stock transfer/registrar review - $3,750.

     Fees billed by PricewaterhouseCoopers LLP for audit-related services rendered to Ameren and its subsidiaries during the 2001 fiscal year totaled $279,750.

Tax Fees:

     The aggregate fees billed by PricewaterhouseCoopers LLP for tax services rendered to Ameren and its subsidiaries during the 2002 and 2001 fiscal years totaled $65,500 and $209,100, respectively.

Financial Information Systems Design and Implementation Fees:

     Ameren and its subsidiaries did not engage PricewaterhouseCoopers LLP to provide advice regarding financial information systems design and implementation during the 2002 and 2001 fiscal years.

All Other Fees:

     The aggregate fees billed or expected to be billed to Ameren by PricewaterhouseCoopers LLP during the 2002 fiscal year for all other services rendered to Ameren and its subsidiaries totaled $99,800. Such services consisted of (i) state regulatory commission rate case support - $48,300; (ii) reference materials - $1,500; and (iii) internal audit services pursuant to a 2001 engagement - $50,000.

     Fees billed by PricewaterhouseCoopers LLP for all other services rendered to Ameren and its subsidiaries during the 2001 fiscal year totaled $1,068,430.

Fiscal Year 2003

     The Auditing Committee of Ameren's Board of Directors, the present members of which are identified in the Auditing Committee Report, at its meeting on February 13, 2003, selected PricewaterhouseCoopers LLP as independent accountants for Ameren and its subsidiaries, including CIPS, for 2003.


                              STOCKHOLDER PROPOSALS

     Any stockholder proposal intended for inclusion in the proxy material for the Company's 2004 Annual Meeting of Stockholders must be received by November 28, 2003.

     In addition, under the Company's By-Laws, stockholders who intend to submit a proposal in person at an Annual Meeting, or who intend to nominate a Director at a meeting, must provide advance written notice along with other prescribed information. In general, such notice must be received by the Secretary of the Company at the principal executive offices of the Company not later than 60 or earlier than 90 days prior to the meeting. A copy of the By-Laws can be obtained by written request to the Secretary of the Company.


                                  MISCELLANEOUS

      In addition to the use of the mails, proxies may be solicited by personal interview, or by telephone or other means, and banks, brokers, nominees and other custodians and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses in forwarding soliciting material to their principals, the beneficial owners of stock of the Company. Proxies may be solicited by Directors, officers and key employees of the Company on a voluntary basis without compensation. The Company will bear the cost of soliciting proxies on its behalf.


                               -----------------

A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K IS BEING FURNISHED WITH THIS PROXY STATEMENT.

FOR UP-TO-DATE INFORMATION ABOUT THE COMPANY, INCLUDING THE COMPANY'S SEC FORMS 10-K, 10-Q AND 8-K, PLEASE VISIT AMEREN'S HOME PAGE ON THE INTERNET - http://www.ameren.com

AMEREN CORPORATION                                                  APPENDIX A
AUDITING COMMITTEE CHARTER

PURPOSE

     The Auditing Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and such other duties as directed by the Board. The Auditing Committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants and the management of the Company. In discharging this oversight role, the Auditing Committee is empowered to investigate any matter brought to its attention, with full power to retain external auditors, outside counsel or other experts for this purpose.

AUDITING COMMITTEE COMPOSITION AND MEETINGS:

     The Auditing  Committee  shall be  comprised of three or more  directors as determined by the Board, each of whom shall satisfy the independence requirements of the New York Stock Exchange and Section 10A of the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder. The Chair and members of the Auditing Committee will meet the applicable requirements of the Securities and Exchange Commission and the New York Stock Exchange. Auditing Committee members shall not simultaneously serve on the audit committees of more than two additional audit committees of other public companies, unless the Board determines that service by any member of the Auditing Committee on more than two additional audit committees of other public companies (other than Ameren controlled companies) would not impair the ability of such member to effectively serve on Ameren's Auditing Committee. Directors' fees (including fees for attendance at meetings of committees of the Board) are the only compensation that an Auditing Committee member may receive from the Company.

     The Board shall appoint the Chair and the other members of the Audit Committee annually, considering the recommendation of the Nominating & Corporate Governance Committee. If an Auditing Committee Chair is not designated or present, the members of the Auditing Committee may, subject to the provisions of the preceding paragraph, designate a Chair by majority vote of the Auditing Committee membership.

     The Chair shall be responsible for leadership of the Auditing Committee, including overseeing the agenda, presiding over the meetings and reporting to the Board. If the Chair is not present at a meeting, the members of the Auditing Committee may designate a Chair.

The Auditing Committee shall meet at least four times each year (or more frequently if circumstances require) and hold such other meetings from time to time as may be called by its Chair, the Chief Executive Officer or any two members of the Committee. Meetings may also be held telephonically or actions may be taken by unanimous written consent. A majority of the members of the Auditing Committee shall constitute a quorum of the Committee. The vote of a majority of the members of the full Auditing Committee shall be the act of the Committee. Except as expressly provided in this Charter or the By-laws of the Company or as required by law, regulations or NYSE listing standards, the Auditing Committee shall fix its own rules of procedure.

AUDITING COMMITTEE AUTHORITY, DUTIES AND RESPONSIBILITIES

     1. The Auditing Committee is directly responsible for the appointment, compensation and oversight of the work of the independent accountants employed by the Company (including resolution of disagreements between management and the accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountants shall report directly to the Auditing Committee.

     2. The Auditing Committee shall have the sole authority to appoint or replace the independent accountants that audit the financial statements of the Company. The Auditing Committee shall have the ultimate authority and responsibility to evaluate the performance of the independent accountants and, where appropriate, replace the independent accountants. In the process, the Auditing Committee will discuss and consider the accountants' written affirmation that the accountants are in fact independent, will discuss the nature and rigor of the audit process, receive and review all reports and will provide to the independent accountants full access to the Auditing Committee (and the Board) to report on any and all appropriate matters.

     3. The Auditing Committee shall ensure that the independent accountants submit on a quarterly basis to the Auditing Committee a statement delineating all relationships between the independent accountants and the Company and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the accountants' objectivity and independence; and, if deemed appropriate by the Auditing Committee, recommend that the Board of Directors take appropriate action to ensure the independence of the accountants.

     4. The Auditing Committee shall review with the independent accountants and with the internal auditors the proposed scope of the annual audit (including planning, staffing, budget, locations and reliance upon management), past audit experience, the Company's internal audit program, recently completed internal audits and other matters bearing upon the scope of the audit. The Auditing Committee shall approve all audit engagement fees and terms and other significant compensation to be paid to the independent accountants as well as approve all non-audit engagements with the independent accountants. The Auditing Committee shall consult with management but shall not delegate these responsibilities, except that pre-approvals of non-audit services may be delegated to a single member of the Auditing Committee.

     5. The Auditing Committee shall review and discuss with management and the independent accountants the annual audited financial statements to be included in the Company's Form 10-K filing, including matters regarding accounting and auditing principles as well as internal controls that could have a significant effect on the Company's financial statements and any other matters required to be discussed by the Statement on Auditing Standards No. 61, as modified or supplemented, relating to the conduct of the audit, prior to the filing of the Company's Form 10-K. The Auditing Committee shall also recommend to the Board that the Company's annual financial statements, together with the report of their independent accountants as to their examination, be included in the Company's Form 10-K.

     6. The Auditing Committee shall review and discuss with management and the independent accountants the Company's quarterly financial statements and the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as modified or supplemented, prior to the filing of the Company's Form 10-Q, including the results of the independent accountants' reviews of the quarterly financial statements to the extent applicable.

     7. The Auditing Committee shall review and discuss with management and the independent accountants, as applicable, (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management or the independent accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) any management letter provided by the independent accountants and the management's response to that letter; (d) any problems, difficulties or differences encountered in the course of the audit work, including any disagreements with management or restrictions on the scope of the independent accountants' activities or on access to requested information and management's response thereto; (e) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures derivatives and liquidity exposures, on the financial statements of the Company; (f) earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance (generally or on a case-by-case basis) provided to analysts and rating agencies; and (g) suggestions or recommendations of the independent accountants or the internal auditors regarding any of the foregoing items.

     8. The Auditing Committee shall obtain and review a report from the independent accountants at least annually regarding (a) the independent accountants' internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent accountants and the Company. The Auditing Committee shall evaluate the qualifications, performance and independence of the independent accountants, including a review and evaluation of the lead partner of the independent accountant and taking into account the opinions of management and the Company's internal auditors.

     9. The Auditing Committee shall, commencing in 2004, ensure that the lead audit partner of the independent accountants and the concurring audit partner responsible for reviewing the audit are rotated at least every five years as required by the Sarbanes-Oxley Act of 2002, and further consider rotation of the independent accountant firm itself.

     10. The Auditing Committee shall recommend to the Board policies for the Company's hiring of employees or former employees of the independent accountants who were engaged on the Company's account (recognizing that the Sarbanes-Oxley Act of 2002 does not permit the CEO, controller, CFO or chief accounting officer to have participated in the Company's audit as an employee of the independent accountants during the preceding one-year period).

     11. The Auditing Committee shall discuss with the independent accountants any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement.

     12. The Auditing Committee shall obtain and review disclosures made by the Company's principal executive officer and principal financial officer regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Company's disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

     13.  The  Auditing   Committee  shall  meet  on  a  regular  basis  with  a
representative or representatives of the internal auditors of the Company and review the reports of the internal auditors.

     14. The Auditing Committee shall review the independent accountants' assessment of the Company's internal controls and internal auditing function.

     15. The Auditing Committee shall review the appointment, replacement, reassignment or dismissal of the internal audit manager or approve the retention of, and engagement terms for, any third party provider of internal audit services.

     16. The Auditing Committee shall maintain and review annually procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     17.  In  conjunction  with  management,  the  internal  auditors,  and  the
independent  accountants,   the  Auditing  Committee  shall  review  significant
financial risks to the Company and the steps taken to manage such risks.

     18. The Auditing Committee shall review policies and procedures related to officers' expense accounts and perquisites, including use of corporate assets.

     19. The Auditing Committee shall review legal and regulatory matters that may have a material effect on financial statements, related Company compliance policies, and reports to regulators.

     20. The Auditing Committee shall meet separately with internal auditors, independent accountants and management at least quarterly.

     21.  The  Auditing   Committee  shall  regularly   report  its  significant
activities and actions to the Board of Directors.

     22. The Auditing Committee shall prepare a report for inclusion in the Company's annual proxy statement as required by rules of the Securities and Exchange Commission and submit it to the Board for approval.

     23. The Auditing Committee shall annually review the performance of the Auditing Committee.

     24. The Auditing Committee shall review and reassess the adequacy of this Charter on an annual basis and submit any recommended changes to the Board for approval.

     25. The Auditing Committee shall review any reports of the independent accountants mandated by Section 10A of the Securities Exchange Act of 1934, as amended, and obtain from the independent accountants any information with respect to illegal acts in accordance with Section 10A.

While the Auditing Committee has the authority, duties and responsibilities set forth in this Charter, the Auditing Committee's function is one of oversight. The Company's management is responsible for preparing the Company's financial statements and, along with the internal auditors, for developing and maintaining systems of internal accounting and financial controls, while the independent accountants will assist the Auditing Committee and the Board in fulfilling their responsibilities for their review of these financial statements and internal controls. The Auditing Committee expects the independent accountants to call to their attention any accounting, auditing, internal accounting control, regulatory or other related matters that they believe warrant consideration or action. The Auditing Committee recognizes that the financial management and the internal and outside accountants have more knowledge and information about the Company than do Auditing Committee members. Consequently, in carrying out its oversight responsibilities, the Auditing Committee does not provide any expert or special assurance as to the Company's financial statements or internal controls or any professional certification as to the independent accountants' work.

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
P.O. BOX 66149, ST. LOUIS, MISSOURI 63166-6149                             PROXY
--------------------------------------------------------------------------------

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 22, 2003

The undersigned hereby appoints CHARLES W. MUELLER, GARY L. RAINWATER and STEVEN
R. SULLIVAN, and any of them, each with the power of substitution, as proxy for the undersigned, to vote all the shares of capital stock of CENTRAL ILLINOIS PUBLIC SERVICE COMPANY represented hereby at the Annual Meeting of Stockholders to be held at Powell Symphony Hall, 718 North Grand Boulevard, St. Louis, Missouri, on April 22, 2003 at 9:00 A.M., and at any adjournment thereof, upon all matters that may be submitted to a vote of stockholders including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this proxy form and in their discretion on any other matter that may be submitted to a vote of stockholders.

NOMINEES FOR  DIRECTOR - PAUL A.  AGATHEN,  WARNER L. BAXTER,  RICHARD A. LIDDY,
                         RICHARD A.  LUMPKIN,  PAUL L. MILLER,  JR.,
                         CHARLES W.  MUELLER, DOUGLAS R. OBERHELMAN,
                         GARY L. RAINWATER, HARVEY SALIGMAN, THOMAS R. VOSS and DAVID A. WHITELEY

Please vote, date and sign on the reverse side hereof and return this proxy form promptly in the enclosed envelope. If you attend the meeting and wish to change your vote, you may do so automatically by casting your ballot at the meeting.

                                SEE REVERSE SIDE


                  --- THANK YOU FOR YOUR PROMPT ATTENTION ---

                              FOLD AND DETACH HERE

/ x /     Please mark votes                          This proxy will be voted as specified below.  If no direction is made, this
          as in this example.                        proxy will be voted FOR all nominees listed on the reverse side.


THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR ITEM 1.

          FOR all nominees      WITHHOLD AUTHORITY   Holders of depositary shares representing 1/4 of a            ATTENDANCE CARD
          (except as listed      all nominees        share of 6.625% Cumulative Preferred Stock                       REQUESTED
               below)                                direct Ameren Services Company, as depository                     /     /
ITEM 1         /    /               /    /           agent for holders of depositary shares, to appoint
ELECTION OF                                          proxies to vote as indicated herein.
DIRECTORS

  FOR ALL EXCEPT: _______________________________

                                   (AMERENCIPS LOGO)          DATED _________________________ 2003                         SEE
                                                                                                                           REVERSE
                                                                                                                           SIDE

                                                              ------------------------------------------------------
                                                              SIGNATURE - Please sign exactly as name appears hereon


                                                              ------------------------------------------------------
                                                              CAPACITY (OR SIGNATURE IF HELD JOINTLY)

                                                              Shares registered in the name of a Custodian or Guardian
                                                              must be signed by such.  Executors, administrators,
                                                              trustees, etc. should so indicated when signing.